UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 10, 2022

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	STAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Management Succession Plan

On January 10, 2022, STAG Industrial, Inc., a Maryland corporation (the “Company”), announced that pursuant to ongoing management succession planning by the Board of Directors of the Company (the “Board”), the Company expects that, on July 1, 2022, Benjamin S. Butcher, the Company’s current Chairman of the Board and Chief Executive Officer, will become Executive Chairman of the Board and William R. Crooker, the Company’s current President, will be appointed Chief Executive Officer and join the Board of Directors. Mr. Butcher will work closely with Mr. Crooker on transitioning to Chief Executive Officer, and after becoming Executive Chairman, Mr. Butcher’s responsibilities will include managing the business of the Board, regularly consulting with the Chief Executive Officer on key corporate matters and liaising between the Board and the management team.

Mr. Butcher has served as the Company’s Chairman of the Board and Chief Executive Officer since 2010 and served as President from 2010 to 2021. Prior to the formation of the Company, Mr. Butcher oversaw the growth of the Company’s predecessor business, serving as a member of the board of managers of STAG Capital Partners, LLC, STAG Capital Partners III, LLC, and their affiliates from 2003 to 2011. Mr. Butcher serves as a member of the board of trustees and a member of the nominating and corporate governance committee and compensation committee of Washington Real Estate Investment Trust (NYSE: WRE), an owner and operator of real estate assets in the Washington, D.C. region and Southeastern United States. Mr. Butcher, 68, holds a Bachelor of Arts degree from Bowdoin College and a Master of Business Administration degree from Dartmouth College.

Mr. Crooker has served as the Company’s President, Chief Financial Officer and Treasurer since May 2021 and served as Executive Vice President, Chief Financial Officer and Treasurer from 2016 to 2021. Mr. Crooker served as the Company’s Chief Accounting Officer from 2011 to 2016 and Senior Vice President – Capital Markets from 2015 to 2016. Mr. Crooker served as the Chief Accounting Officer for the Company’s predecessor, STAG Capital Partners, LLC, from 2010 to 2011. Before 2010, Mr. Crooker worked for KPMG LLP, most recently as a Senior Manager, in its real estate practice. Mr. Crooker, 41, is a certified public accountant and received his Bachelor of Science degree in accounting from Bentley University.

Appointment of Chief Financial Officer

On January 10, 2022, the Company also announced that the Board appointed Matts S. Pinard as the Company’s Executive Vice President, Chief Financial Officer and Treasurer, effective immediately. Mr. Crooker, the Company’s Chief Financial Officer and Treasurer until Mr. Pinard’s appointment, will no longer be the Company’s principal financial officer (as those responsibilities were assumed by Mr. Pinard upon his appointment as Chief Financial Officer), but will continue in his role as President until assuming additional duties in July pursuant to the succession plan.

Mr. Pinard has served as the Company’s Senior Vice President – Capital Markets and Investor Relations since 2019. Previously, Mr. Pinard served as the Company’s Vice President – Capital Markets and Investor Relations from 2015 until 2019. Prior to joining the Company in 2013, Mr. Pinard held various positions in capital markets and portfolio management. Mr. Pinard, 39, received a Bachelor of Arts degree from Tufts University and a Master of Business Administration degree from Boston College.

Employment Agreement

On January 10, 2022, the Company and Mr. Pinard executed an executive employment agreement, effective as of January 10, 2022 (the “Employment Agreement”), that provides for Mr. Pinard to serve as Executive Vice President, Chief Financial Officer and Treasurer of the Company. The Employment Agreement has an initial term of one year, subject to automatic extensions for successive one-year periods unless, not less than 60 days prior to the termination of the then current term, either party provides a notice of non-renewal to the other party.

The Employment Agreement provides for an initial annual base salary of $375,000 and an annual bonus in an amount to be determined by the Compensation Committee of the Board in its sole discretion in accordance with the Company’s customary practices, as more fully described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission (“SEC”).

Pursuant to the Employment Agreement, Mr. Pinard is eligible to receive equity awards in the discretion of the Compensation Committee of the Board, subject to the terms of the Company’s 2011 Equity Incentive Plan, as amended (or other then effective incentive plan), and the applicable award agreement. The Employment Agreement also provides for participation in other employee benefit plans, insurance policies or contracts maintained by the Company relating to retirement, health, disability, vacation and other related benefits.

The Employment Agreement provides that upon the termination of employment either by the Company without “cause” or Mr. Pinard for “good reason,” or in the event that following a change of control the Company or its successor gives Mr. Pinard a notice of non-renewal within 12 months following the change of control, Mr. Pinard will be entitled to the following severance payments and benefits, subject to his timely execution of a general release in the Company’s favor:

•	a pro rata bonus based on the portion of the fiscal year elapsed at the time of termination;

•	a lump-sum cash payment equal to two times the sum of (1) Mr. Pinard’s then-current annual base salary; and (2) the bonus paid to Mr. Pinard for the most recently completed fiscal year;

•	the Company’s direct-to-insurer payment of any group health premiums or other insurance that Mr. Pinard would otherwise have been required to pay to obtain coverage under the Company’s group health and other insurance plans for a period of 18 months; and

•	immediate vesting of all outstanding equity-based awards (other than performance-based awards, which may vest in accordance with the terms thereof) held by Mr. Pinard.

In addition, the Employment Agreement provides that, upon termination of employment by death or disability, Mr. Pinard will be entitled to receive his accrued and unpaid then-current annual base salary as of the date of his death or disability, a bonus pro-rated through the date of his death or disability and the Company’s direct-to-insurer payment of any group health premiums or other insurance that Mr. Pinard would otherwise have been required to pay to obtain coverage under the Company’s group health and other insurance plans for a period of 18 months.

Mr. Pinard will be subject to a non-competition provision for the 12-month period following any termination of employment, except if the Company terminates his employment without “cause,” if the Company provides a notice non-renewal of the Employment Agreement or if Mr. Pinard terminates his employment for “good reason.”

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference.

Indemnification Agreement

The Company also will enter into an indemnification agreement with Mr. Pinard that will require indemnification to the maximum extent permitted by Maryland law. The terms of his indemnification agreement will be substantially similar to the terms of the indemnification agreements between the Company and its other executive officers, a form of which has been filed as Exhibit 10.9 to the Company’s Registration Statement on Form S-11/A filed with the SEC on February 16, 2011 and is incorporated in this item by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

Exhibit Number	Description
10.1	Executive Employment Agreement with Matts S. Pinard, dated January 10, 2022
104	Cover Page Interactive Data File (embedded within the XBRL document)

Forward-Looking Statements

This report, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “should,” “project” or similar expressions. Forward-looking statements in this report include statements about expected management succession. You should not rely on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the terms and conditions of any separation or release agreement entered into by the Company, the possibility of litigation or arbitration and the risk factors discussed in the Company’s annual report on Form 10-K for the year ended December 31, 2020, as updated by the Company’s quarterly reports on Form 10-Q. Accordingly, there is no assurance that the Company’s expectations will be realized. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel and Secretary

Dated: January 12, 2022